EXHIBIT 99.1

4900 West 78th Street Bloomington, MN 55435 USA	Tel: 952-820-0080 Fax: 952-820-0060	www.AugustTech.com info@augusttech.com

For Release on January 31, 2005
Contact:
Stan Piekos, Chief Financial Officer August Technology 952-820-0080 Stan.Piekos@augusttech.com

August Technology Comments on Letter from Rudolph

Commitment to Nanometrics Transaction is Reaffirmed

Minneapolis — January 31, 2005 — August Technology Corporation (NASDAQ:AUGT) announced today that its Board of Directors has reviewed a letter from Rudolph Technologies, Inc. in which Rudolph has indicated that it is prepared to enter into a merger agreement with August Technology based on an exchange ratio of 0.6239 share of Rudolph stock for each share of August common stock.  Each August shareholder would have the right to receive all cash or stock or a combination of cash and stock subject to proration based on the total cash consideration of $40 million and shares available in the merger.

The Board reaffirms its commitment to the proposed transaction with Nanometrics.  “August Technology’s Board of Directors has not changed or modified its recommendation with respect to the Nanometrics merger and the Nanometrics merger agreement remains in effect,” said Jeff O’Dell, August Technology’s Chairman and Chief Executive Officer.  “Our company is not for sale.  We have been moving aggressively into front-end applications for more than a year now, and have been executing on a strategy to form an alliance with the right partner offering complementary solutions to leverage our strength in advanced macro inspection.  We continue to believe that our proposed strategic merger of equals with Nanometrics represents the best opportunity to significantly increase shareholder value over 2005, 2006 and beyond.”

The Board further concluded that it would investigate the Rudolph proposal in order to fulfill its fiduciary obligations.  Therefore, August Technology is requesting that Rudolph enter into a confidentiality agreement that is substantially the same as the one in place between August and Nanometrics.  Assuming such a confidentiality agreement is executed, there will be an exchange of information between the two parties.  If this exchange takes place, August’s Board of Directors will meet to evaluate the information obtained from Rudolph.

About August Technology

August Technology’s automated inspection, metrology and data analysis solutions provide critical product and process enhancing information, which enables microelectronic device manufacturers to drive down costs and time to market.  With the first all-surface advanced macro inspection solution, August Technology has incorporated frontside, backside and wafer edge inspection in a single system.  Following detection August Technology’s decision tools correlate the defect data across surfaces and provide the comprehensive information necessary for device manufacturers to make process-enhancing decisions.  Headquartered in Bloomington, Minnesota, August Technology supports its customers with a worldwide sales and service organization.  Additional information can be found on the company’s web site at www.augusttech.com.

Cautionary Statement for the Purpose of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,”  “anticipate,”  “plan,” “potential,”  “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this press release include our statement that the proposed strategic merger of equals with Nanometrics represents the best opportunity to increase shareholder value over 2005, 2006 and beyond.  This statement and other forward looking statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of August or Nanometrics does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the proposed  merger with Nanometrics will not be consummated.  In any forward-looking statement in which August expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Nanometrics and August businesses will not be integrated successfully; costs related to the proposed merger; failure of the Nanometrics or August shareholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting Nanometrics’ and August’s businesses generally, including those set forth in Nanometrics’ and August’s filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management’s Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to August on the date hereof.  August undertakes no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to update reasons why actual results could differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Nanometrics Incorporated, August Technology Corporation and Minor League Merger Corporation (which will be renamed by Nanometrics Incorporated and August Technology Corporation in connection with the proposed merger) intend to file a joint proxy statement/prospectus in connection with the merger transaction involving Nanometrics Incorporated, Major League Merger Corporation, Minor League Merger Corporation and August Technology Corporation.  Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction.  The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Nanometrics Incorporated and August Technology Corporation and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Nanometrics Incorporated and August Technology Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Nanometrics Incorporated or August Technology Corporation investor relations at investors@nanometrics.com and invest@augusttech.com, respectively.

August Technology Corporation and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of August Technology Corporation with respect to the transactions contemplated by the Nanometrics Merger Agreement. Information regarding such officers and directors is included in August Technology Corporation’s Proxy Statement for its 2003 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 11, 2004.  This document is available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from August Technology Corporation investor relations at invest@augusttech.com.

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